Exhibit 99.1

Overseas Shipholding Group Announces Successful Early Tender Offer Results and Receipt of Consents for Its 8.125% Senior Notes due 2018, 7.50% Senior Notes II due 2021 and 7.50% Senior Notes I due 2021

New York, NY – December 16, 2015 – Overseas Shipholding Group, Inc. (NYSE MKT: OSG, OSGB) (the “Company” or “OSG”) today announced the early tender results of the previously announced cash tender offers (each, a “Tender Offer” and, collectively, the “Tender Offers”).

“We are very pleased to announce the successful results of our bond tender offers,” said Captain Ian T. Blackley, OSG’s President and CEO. “This transaction creates value for our shareholders by further strengthening our balance sheet and reducing cash interest expense, and provides the Company with additional flexibility as we continue to consider potential strategic opportunities.”

The previously announced Tender Offers are for up to $119,076,000 in aggregate principal amount of the Company’s outstanding 8.125% Senior Notes due 2018 (the “2018 Notes”), and any and all of the Company’s outstanding 7.50% Senior Notes II due 2021 (the “Election 2 Notes”) and 7.50% Senior Notes I due 2021 (the “Election 1 Notes” and, together with the 2018 Notes and the Election 2 Notes, the “Notes”) and solicitation of consents (“Consents”) from registered holders (“Holders”) of each series of Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to amend the applicable indenture governing such series of Notes to affirm that for the purposes of the restriction in such indenture on the Company’s ability to dispose of assets, the Company’s international operations, held through its subsidiary OSG International, Inc. (“OIN”), do not constitute all or substantially all, or substantially an entirety, of the Company’s assets (the “Proposed Amendment”).

The terms and conditions of the Tender Offers and the Consent Solicitations are described in the Company’s Offers to Purchase and Consent Solicitation Statements, each dated December 2, 2015 (the “Statements”), and the Letters of Transmittal and Consent attached thereto, which set forth the complete terms of each Tender Offer and Consent Solicitation.

As of the previously announced early tender payment and consent only deadline of 5:00 p.m., New York City time, on December 15, 2015 (the “Early Tender/Consent Only Deadline”), $234,041,000 in aggregate principal amount, or approximately 98.27%, of the 2018 Notes outstanding, $102,262,000 in aggregate principal amount, or approximately 99.70%, of the Election 2 Notes outstanding and $3,508,000 in aggregate principal amount, or 100.00%, of the Election 1 Notes outstanding, in each case, excluding any outstanding Notes held by the Company or its affiliates, has been validly tendered and not validly withdrawn. As of the Early Tender/Consent Only Deadline, holders of an additional $350,000 in aggregate principal amount, or approximately 0.15%, of the 2018 Notes outstanding and $60,000 in aggregate principal amount, or approximately 0.06%, of the Election 2 Notes outstanding, in each case, excluding any outstanding Notes held by the Company or its affiliates, have provided Consents that have been validly delivered and not validly revoked in the consent only option (the “Consent Only Option”).

The Tenders Offer and the Consent Solicitation for the Election 2 Notes will expire at 11:59 p.m., New York City time, on December 30, 2015 (the “Expiration Time”), unless extended or earlier terminated by the Company. The Consent Only Option expired at the Early Tender/Consent Only Deadline and Holders who deliver Consents without tendering the corresponding Notes after the Early Tender/Consent Only Deadline will not have any of their Consents accepted for payment. The withdrawal deadline for the Tender Offers and the Consent Solicitations expired at 5:00 p.m., New York City time, on December 15, 2015. Notes already tendered and Consents already delivered may no longer be validly withdrawn or revoked, and any Notes tendered or Consents delivered after the withdrawal deadline but at or prior to the Expiration Time may not be validly withdrawn or revoked. As described in the relevant Statement, Holders that tender after the Early Tender/Consent Only Deadline but at or prior to the Expiration Time will be eligible to receive only the Tender Offer Consideration (as defined in the relevant Statement) and the Consent Payment (as defined in the relevant Statement) and will not receive the Early Tender Payment (as defined in the relevant Statement).

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As the Tender Offer for the 2018 Notes is oversubscribed, the Company has accepted for purchase tendered 2018 Notes on a prorated basis in the manner described in the applicable Statement. Holders who tender 2018 Notes with respect to 2018 Notes after the Early Tender/Consent Only Deadline will not have any of their Notes accepted for payment. The Company has accepted for purchase all Election 1 Notes and Election 2 Notes tendered at or prior to the Early Tender/Consent Only Deadline. The Company has accepted for payment all Consents delivered at or prior to the Early Tender/Consent Only Deadline pursuant to the Consent Only Option for the 2018 Notes and the Election 2 Notes. In addition, the Company has determined that it will pay the applicable Consent Payment to all holders of 2018 Notes and Election 2 Notes that neither tendered their notes nor delivered Consents prior to the Early Tender/Consent Only Deadline.

As of the Early Tender/Consent Only Deadline, Holders of a majority in aggregate principal amount outstanding of the 2018 Notes and not less than 66 2/3% in aggregate principal amount outstanding of the Election 2 Notes and the Election 1 Notes, in each case, excluding any outstanding Notes held by the Company or its affiliates, have provided Consents to adopt the Proposed Amendment to the indenture pursuant to which the relevant series of Notes were issued. As a result, the Company and the trustees under the indentures governing the Notes expect to execute supplemental indentures effecting the Proposed Amendment to each of the indentures governing the 2018 Notes, the Election 1 Notes and the Election 2 Notes.

Concurrently with the Tender Offers and the Consent Solicitations, the Company is conducting a tender offer (the “2024 Notes Tender Offer”) for any and all of the Company’s outstanding 7.50% Senior Notes due 2024 (the “2024 Notes”) and is soliciting consents from holders of the 2024 Notes (the “2024 Notes Consent Solicitation”) to amend the indenture governing the 2024 Notes to effect the Proposed Amendment. The 2024 Notes Tender Offer and the 2024 Notes Consent Solicitation and the consent only option for the 2024 Notes Consent Solicitation will expire at 11:59 p.m., New York City time, on January 4, 2016.

Jefferies LLC is serving as the Dealer Manager for the tender offers and Solicitation Agent for the consent solicitations. For additional information regarding the terms of the tender offers and the consent solicitations, please contact: Jefferies LLC at (888) 708-5831 (toll-free) or (203) 363-8273 (collect). Requests for documents may be directed to Ipreo LLC, which is acting as Information Agent and Depositary for the tender offers and the consent solicitations, at (888) 593-9546 (toll-free).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE, A SOLICITATION OF AN OFFER TO PURCHASE OR A SOLICITATION OF CONSENT WITH RESPECT TO ANY SECURITIES. THE TENDER OFFERS AND THE CONSENT SOLICITATIONS ARE BEING MADE SOLELY PURSUANT TO THE STATEMENTS AND RELATED LETTERS OF TRANSMITTAL AND CONSENT, WHICH SET FORTH THE COMPLETE TERMS OF EACH TENDER OFFER AND CONSENT SOLICITATION WHICH HOLDERS OF THE NOTES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.

THE TENDER OFFERS AND THE CONSENT SOLICITATIONS ARE NOT BEING MADE TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF OR ACCEPTANCE OF THE TENDER OFFERS OR THE CONSENT SOLICITATIONS WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. THE COMPANY EXPRESSLY RESERVES THE RIGHT, SUBJECT TO APPLICABLE LAW, TO TERMINATE THE TENDER OFFERS AND THE CONSENT SOLICITATIONS.

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About OSG

Overseas Shipholding Group, Inc. (NYSE MKT: OSG, OSGB) is a publicly traded tanker company providing energy transportation services for crude oil and petroleum products in the U.S. and International Flag markets. OSG is committed to setting high standards of excellence for its quality, safety and environmental programs. OSG is recognized as one of the world’s most customer-focused marine transportation companies and is headquartered in New York City, NY. More information is available at www.osg.com.

Forward-Looking Statements

This release contains forward-looking statements. In addition, the Company may make or approve certain statements in future filings with the Securities and Exchange Commission (“SEC”), in press releases, or in oral or written presentations by representatives of the Company. All statements other than statements of historical facts should be considered forward-looking statements. These matters or statements may relate to the Company’s plans to accept for purchase Notes tendered in the Tender Offers, to make any payments pursuant to the terms of the Tender Offers and the Consent Solicitations and to amend the indentures governing the Notes. Forward-looking statements are based on the Company’s current plans, estimates and projections, and are subject to change based on a number of factors. Investors should carefully consider the risk factors outlined in more detail in the Company’s Annual Report for 2014 on Form 10-K under the caption “Risk Factors” and in similar sections of other filings made by the Company with the SEC from time to time. The Company assumes no obligation to update or revise any forward-looking statements. Forward-looking statements and written and oral forward looking statements attributable to the Company or its representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports previously or hereafter filed by the Company with the SEC.

Investor Relations & Media Contact:

Brian Tanner, Overseas Shipholding Group, Inc.

(212) 578-1645

btanner@osg.com

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